                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported): August 28, 2000



                           Supply Chain Services Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    000-26049
                            ------------------------
                            (Commission file number)


               Delaware                               59-2159951
    ------------------------------       ----------------------------------
     (State or other jurisdiction         (IRS Employer Identification No.)
      of incorporation)


      8/F Guangdong Textile Centre, 22 Minden Avenue, Tsimshatsui, Kowloon,
      Hong Kong or c/o Registered Agents, Ltd., 1220 North Market Street,
                        Suite 606, Wilmington, DE 19801
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)


                        (852) 2366-8312 or (302) 421-5750
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Paddington Inc.

        Suite E, 15/F, Ho Lee Commercial Building, 40 D'Aguilar Street,
      Central, Hong Kong or c/o Registered Agents, Ltd., 1220 North Market
                    Street, Suite 606, Wilmington, DE 19801
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

         Not applicable.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

         Not applicable.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)      Resignation of Independent Accounting Firm

         (i)      Not applicable.

         (ii)     Not applicable.

         (iii)    Not applicable.

         (iv)     Not applicable.

         (v)      Not applicable.

(b)      Engagement of New Independent Accountants

         Not applicable.


ITEM 5. OTHER EVENTS

         Not applicable.


ITEM 6. RESIGNATIONS AND APPOINTMENT OF REGISTRANT'S DIRECTORS AND OFFICERS

         Not applicable.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements of Businesses Acquired. The required financial statements for the periods from September 10, 1997 to December 31, 1998, January 1, 1999 to December 31, 1999, January 1, 1999 to August 31, 1999 (unaudited) and January 1, 2000 to August 31, 2000 are provided in this Report. Pursuant to paragraph (a)(4) of Item 7, the required historical financial information will be filed by the Registrant pursuant to the requirements of the Securities Exchange Act and the rules and regulations promulgated thereunder as soon as practicable with the initial report or by amendment not later than 60 days after the date of that the initial report on Form 8-K must be filed, which is in no event later than November 10, 2000. The Registrant's initial
Form 8-K dated August 28, 2000 stated that the required financial statements would be filed by no later than October 27, 2000 as the Registrant had originally counted 60 days commencing from the date upon which it had entered into the merger without counting the 15 days allowed under the Securities Exchange Act to file the initial Form 8-K.

         (b) Pro Forma Financial Information. The pro forma financial information is not applicable. At the time of filing the original Form 8-K, the Registrant was not aware of, pursuant to various decisions to be made by its new auditor, whether it would be required to provide pro forma financial information in accordance with Item 310(d) of the Regulation S-B. Based upon the financial statements as prepared by the Registrant's auditors, the Registrant believes that such pro forma financial information is not required to be made available pursuant to Item 310(d) of the Regulation S-B.

         (c) Exhibits

         16.1 Letter from Arthur Andersen & Co. regarding its concurrence with the statements made by the Registrant in its Form 8-K dated August 28, 2000

         16.2 Letter from Areson & Company regarding its consent to the incorporation of its audit report on the Registrant's Form 8-K/A

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 9, 2000                        SUPPLY CHAIN SERVICES INC.



                                           By: /s/ THOMAS YAN CHUEN CHU
                                               ------------------------------
                                           Name:  Thomas Yan Chuen Chu
                                           Title: President

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



ARESON & COMPANY
CERTIFIED PUBLIC ACCOUNTANTS
4/F, Galuxe Building, 8-10 On Lan Street, Central, Hong Kong
Tel. (852) 2523 2167   Fax. (852) 2810 1957
Email. aac@netvigator.com   wharjr@netvigator.com
Principal: William H. Areson, Jr., CPA
           New York, USA



SUPPLY CHAIN SERVICES INC.

To the Shareholders and the Board of Directors of Supply Chain Services Inc.:


We have audited the accompanying consolidated balance sheets of Supply Chain Services Inc. (a company incorporated in the State of Delaware, United States of America; formerly known as Paddington Inc.; ("the Company") and Subsidiaries ("the Group") as of December 31, 1998 and 1999 and August 31, 2000, and the related consolidated statements of operations, cash flows and changes in shareholders' equity for the period from September 10, 1997 (date of incorporation of the Company's subsidiary, Leader Industrial Group Limited) to December 31, 1998, year ended December 31, 1999 and for the period from January 1, 2000 to August 31, 2000. The figures for the period from January 1, 1999 to August 31, 1999 are unaudited and included for comparative purposes only. These financial statements give retroactive effect, for all year and periods presented, to the acquisition of Supply Chain Services Limited and Leader Industrial Group Limited as a reverse acquisition as described in Note 2 to the accompanying financial statements. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test bases, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Supply Chain Services Inc. and Subsidiaries as of December 31, 1998 and 1999 and August 31, 2000 and the results of their operations and cash flows for the period from September 10, 1997 (date of incorporation of the Company's subsidiary, Leader Industrial Group Limited) to December 31, 1998, year ended December 31, 1999 and for the period from January 1, 2000 to August 31, 2000 after giving retroactive effect to the acquisition of Supply Chain Services Limited and Leader Industrial Group Limited as a reverse acquisition as described in Note 2 to the accompanying financial statements, in conformity with generally accepted accounting principles in the United States of America.



/s/ ARESON & COMPANY
----------------------------
CERTIFIED PUBLIC ACCOUNTANTS


DATED November 6, 2000         HONG KONG

                   SUPPLY CHAIN SERVICES INC. AND SUBSIDIARIES

                        CONSOLIDATED BALANCE SHEETS AS AT
                      DECEMBER 31, 1998, DECEMBER 31, 1999,
                       AUGUST 31, 1999 AND AUGUST 31, 2000
                  (Amounts expressed in United States dollars)


                                              At             At              At            At
                                Notes     12.31.1998     12.31.1999       8.31.1999     8.31.2000
                                -----     ----------     ----------      -----------    ---------
                                                                         (unaudited)
                                                   $              $                $            $
ASSETS
Current assets:
Cash and bank deposits                        25,031         55,099          123,499       45,927
Accounts receivable                               --         35,563           57,400       26,542
Other receivable and
 Prepayments                                     399         25,985           24,481       20,122
Deposits                          5               --          7,247          213,543       30,082
Inventories                       6               --             --           53,191           --
                                          ----------     ----------      -----------    ---------
TOTAL CURRENT ASSETS                          25,430        123,894          472,114      122,673
Furniture, fixtures, equipment
 and capital lease, net           7           15,509         64,951           22,694       47,047
Deferred expenses, net            8           28,500         59,375           69,403       61,986
Deferred taxation                10               --             --               --       11,749
                                          ----------     ----------      -----------    ---------
TOTAL ASSETS                                  69,439       $248,220          564,211     $243,455
                                          ==========     ==========      ===========    =========

LIABILITIES AND
 SHAREHOLDERS' EQUITY
Current liabilities:
Capital lease obligations,
 current portion                  9            4,801         16,129            4,801       16,129
Accounts payable                                  --             --          114,000       49,002
Other payable and accrued
 liabilities                                   8,245         31,661           81,711       21,753
Deposits from customers                           --          3,029          276,375       41,105
Due to a shareholder             13           27,247         20,143           48,822       66,503
Provision for taxation                                       13,123            1,139       13,123
                                          ----------     ----------      -----------    ---------
TOTAL CURRENT LIABILITIES                     40,293         84,085          526,848      207,615
Capital lease obligations,
 non-current portion              9            6,402         48,387            3,201       37,634
Deferred taxation                10            4,777          8,984            6,968           --
                                          ----------     ----------      -----------    ---------

TOTAL LIABILITIES                             51,472        141,456          537,017      245,249
                                          ----------     ----------      -----------    ---------
Shareholders' equity:
Share capital                    11            3,333          3,333            3,333        3,333
Retained earnings (deficit)                   14,634        103,431           23,861       (5,127)
                                          ----------     ----------      -----------    ---------
TOTAL SHAREHOLDERS' EQUITY                    17,967        106,764           27,194       (1,794)
                                          ----------     ----------      -----------    ---------
TOTAL LIABILITIES AND
 SHAREHOLDERS' EQUITY                         69,439        248,220          564,211       243,455
                                          ==========     ==========       ==========     =========

The accompanying notes are an integral part of these consolidated financial statements.

                   SUPPLY CHAIN SERVICES INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                              FOR THE PERIODS FROM
                    SEPTEMBER 10, 1997 TO DECEMBER 31, 1998,
                      JANUARY 1, 1999 TO DECEMBER 31, 1999,
                     JANUARY 1, 1999 TO AUGUST 31, 1999 AND
                       JANUARY 1, 2000 TO AUGUST 31, 2000
                  (Amounts expressed in United Stated dollars)

                                                                      8 months ended 8.31.
                                                                    -------------------------
                                         From          From
                                       9.10.1997      1.1.1999
                                          to            to
                             Notes    12.31.1998     12.31.1999        1999           2000
                             -----    ----------     ----------    -----------     ----------
                                                                   (unaudited)
                                               $              $              $              $
Sales and services                       242,760      1,990,746        415,175        350,966
Cost of sales and services              (170,462)    (1,789,512)      (354,250)      (282,467)
                                      ----------     ----------    -----------     ----------
Gross profit                              72,298        201,234         60,925         68,499
Commission income                             --         53,664             --          5,587
Retainer fee                                  --        110,000         60,000         22,000
                                      ----------     ----------    -----------     ----------
                                          72,298        364,898        120,925         96,086
Selling expenses                          (4,438)        (6,677)        (6,600)        (6,189)
General and administrative
 expenses                                (31,626)      (195,563)       (84,205)      (175,937)
Depreciation and
 amortization                            (14,360)       (55,036)       (16,713)       (40,671)
                                      ----------     ----------    -----------     ----------
OPERATING INCOME (LOSS)                   21,874        107,622         13,407       (126,711)
Other income                                  --          1,016             --              1
Interest expenses                         (2,463)        (2,512)          (850)        (2,581)
                                      ----------     ----------    -----------     ----------
INCOME (LOSS) BEFORE INCOME
 TAXES                                    19,411        106,126         12,557       (129,291)
Income taxes                   10         (4,777)       (17,329)        (3,330)        20,733
                                      ----------     ----------    -----------     ----------
NET INCOME (LOSS)                         14,634         88,797          9,227       (108,558)
                                      ==========     ==========    ===========     ==========
EARNINGS (LOSS) PER COMMON
 SHARES                                 0.000439        0.00266       0.000277       (0.00326)
                                      ==========     ==========    ===========     ==========
WEIGHTED AVERAGE NUMBER
 OF COMMON SHARES
 OUTSTANDING                          33,333,333     33,333,333     33,333,333     33,333,333
                                      ==========     ==========    ===========     ==========

The accompanying notes are an integral part of these consolidated financial statements.

                   SUPPLY CHAIN SERVICES INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                              FOR THE PERIODS FROM
                     SEPTEMBER 10,1997 TO DECEMBER 31, 1998,
                      JANUARY 1, 1999 TO DECEMBER 31, 1999,
                     JANUARY 1, 1999 TO AUGUST 31, 1999 AND
                       JANUARY 1, 2000 TO AUGUST 31, 2000
                  (Amounts expressed in United States dollars)

                                                                          8 months ended 8.31.
                                                                       --------------------------
                                             From           From
                                           9.10.1997      1.1.1999
                                              to             to
                                          12.31.1998     12.31.1999        1999           2000
                                          ----------     ----------    -----------     ----------
                                                                       (unaudited)
                                                   $              $              $              $

CASH FLOWS FROM OPERATING
 ACTIVITIES
Net income (loss)                             14,634         88,797          9,227       (108,558)
Adjustments to reconcile net income
 (loss) to net cash provided by
 operating activities:
  Depreciation and amortization               14,360         55,036         16,713         40,671
  Loss on sale of motor vehicle                   --          2,328             --             --
  Income tax provision                         4,777         17,329          3,330        (20,733)
Decrease/(Increase) in operating
 assets:
  Accounts receivable                             --        (35,563)       (57,400)         9,021
  Other receivable and prepayments              (399)       (25,586)       (24,082)         5,863
  Deposits                                        --         (7,247)      (213,543)       (22,835)
  Inventories                                     --             --        (53,191)            --
Increase/(Decrease) in operating
 liabilities:
  Accounts payable                                --             --        114,000         49,002
  Other payable and accrued liabilities        8,245         23,416         73,466         (9,908)
  Deposits from customers                         --          3,029        276,375         38,076
  Due to a shareholder                        27,247         (7,104)        21,575         46,360
                                          ----------     ----------    -----------     ----------
NET CASH PROVIDED BY OPERATING
 ACTIVITIES                                   68,864        114,435        166,470         26,959
                                          ----------     ----------    -----------     ----------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of motor vehicle               --          6,194             --             --
Purchases  of  furniture,  fixtures
 and equipment                                (2,323)       (27,108)       (12,551)        (1,378)
Deferred expenses                            (38,000)       (52,250)       (52,250)       (24,000)
                                          ----------     ----------    -----------     ----------

NET CASH USED IN INVESTING
 ACTIVITIES                                 (40,323)       (73,164)       (64,801)       (25,378)
                                          ----------     ----------    -----------     ----------
CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of shares                            3,333             --             --             --
Repayment of capital element of
 capital lease obligations                   (6,843)       (11,203)        (3,201)       (10,753)
                                          ----------     ----------    -----------     ----------
NET CASH USED IN FINANCING ACTIVITIES        (3,510)       (11,203)        (3,201)       (10,753)
                                          ----------     ----------    -----------     ----------
NET INCREASE (DECREASE) IN CASH
 AND BANK DEPOSITS                           25,031         30,068         98,468         (9,172)
CASH AND BANK DEPOSITS AS OF
 BEGINNING OF YEAR/PERIOD                        --         25,031         25,031         55,099
                                          ----------     ----------    -----------     ----------
CASH AND BANK DEPOSITS AS OF
 END OF YEAR/PERIOD                          25,031         55,099        123,499         45,927
                                          ==========     ==========    ===========     ==========


The accompanying notes are an integral part of these consolidated financial statements.

                   SUPPLY CHAIN SERVICES INC. AND SUBSIDIARIES

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
                              FOR THE PERIODS FROM
                    SEPTEMBER 10, 1997 TO DECEMBER 31, 1998,
                      JANUARY 1, 1999 TO DECEMBER 31, 1999,
                     JANUARY 1, 1999 TO AUGUST 31, 1999 AND
                       JANUARY 1, 2000 TO AUGUST 31, 2000
                  (Amounts expressed in United Stated dollars)



                                                     Common stock
                                              --------------------------           Retained
                                              Number of                            Earnings
                                                Shares           Amount            (deficit)
                                              ----------        --------           ----------
                                                                       $                    $
Issuance of shares                            33,333,333        3,333.33

Net income from September 10, 1997 to
 December 31, 1998                                                                     14,634
                                              ----------        --------           ----------
Balance as of December 31, 1998               33,333,333        3,333.33               14,634

Net income from January 1, 1999
 to December 31, 1999                                                                  88,797
                                              ----------        --------           ----------
Balance as of December 31, 1999               33,333,333        3,333.33              103,431

Net loss from January 1, 2000
 to August 31, 2000                                                                  (108,558)
                                              ----------        --------           ----------
Balance as of August 31, 2000                 33,333,333        3,333.33                5,127)
                                              ==========        ========           ==========

Balance as of August 31, 1999
 (unaudited)                                  33,333,333        3,333.33               23,861
                                              ==========        ========           ==========

The accompanying notes are an integral part of these consolidated financial statements.

                   SUPPLY CHAIN SERVICES INC. AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
      (Amounts expressed in United States dollars unless otherwise stated)


1.     ORGANIZATION AND PRINCIPAL ACTIVITIES

       Supply Chain Services Inc. (the "Company") was incorporated in the State of Delaware, United States of America, on March 29, 1999 to serve as a vehicle to effect a merger, exchange of capital stock, asset acquisition, or other business combination with a domestic or foreign private business. On August 28, 2000, the Company acquired 100% equity interest in Supply Chain Services Limited ("SCSL") and its wholly-owned subsidiary, Leader Industrial Group Limited ("LIGL"), in a transaction which is described below in this Note. With effect from August 31, 2000, the Company changed its name from Paddington Inc. to Supply Chain Services Inc, the present one.

       During the period from March 29, 1999 (date of incorporation) to August 28, 2000 (date of acquisition of SCSL and its wholly-owned subsidiary, LIGL by the Company), the Company's sole asset was cash on hand in the amount of 600 and the Company was considered as a Development Stage Enterprise.


       ACQUISITION OF SCSL AND ITS WHOLLY-OWNED SUBSIDIARY LIGL

       On August 28, 2000, the Company consummated a stock-for-stock merger transaction whereby the Company acquired, for an aggregate price of $2,733.33, 10,000 shares of common shares, par value HK$1 each, representing all of the issued and outstanding shares of SCSL in exchange for the issuance by the Company of 27,333,333 shares of its common stock to Gi-Tech Developments Limited ("Gi-Tech") and Miss Pauline Wai Man Chu ("the SCSL shareholders"), and a designee of Gi-Tech pursuant to the Share Exchange Agreement signed on the same date by and amongst the Company, the SCSL shareholders. Gi-Tech is a company incorporated in the British Virgin Islands and Mr. Thomas Yan Chuen Chu ("Mr. Chu") is the beneficial owner of all of its issued and outstanding common stock, and as such is the beneficial owner of all 25,299,999 shares of the Company now owned by Gi-Tech. In connection with the transaction, Gi-Tech designated Mr. Tze Tat Fung to receive 666,667 shares of common stock of the Company. Miss Pauline Wai Man Chu received 1,366,667 shares of the Company's shares in connection with the transaction.

       LIGL was incorporated in Hong Kong on September 10, 1997 and commenced business mainly in the trading of toys in April 1998. All the then issued and outstanding common shares of LIGL were owned by Gi-Tech which was 100% beneficially owned by Mr. Chu.

       On March 12, 1999, SCSL was incorporated in Hong Kong. 95% of the issued and outstanding common shares of SCSL were owned by Gi-Tech and were therefore beneficially owned by Mr. Chu. 5% of the issued and outstanding common shares of SCSL were owned by Miss Pauline Wai Man Chu. SCSL commenced business as a supply chain management services provider in April 1999. In April 1999, SCSL acquired the entire issued and outstanding common shares of LIGL. After the acquisition, Gi-Tech, which remained to be 100% beneficially owned by Mr. Chu, owned indirectly 95% of LIGL's issued and outstanding common shares and Miss Pauline Wai Man Chu became a 5% indirect shareholder of LIGL.

       SCSL has its headquarters in Hong Kong and has representative offices in the People's Republic of China and in Taiwan.


2.     BASIS OF PRESENTATION

       The acquisition of SCSL and its wholly-owned subsidiary, LIGL, by the Company on August 28, 2000 has been treated as a reverse acquisition since SCSL is the continuing entity as a result of the stock-for-stock merger transaction as described above in Note 1 to the accompanying financial statements. On this basis, the historical financial statements prior to August 28, 2000 represent the consolidated financial statements of SCSL and LIGL.

       The consolidated financial statements of SCSL, and LIGL were prepared on the basis as if SCSL and LIGL had been a single group since September 10, 1997 (the date of incorporation for LIGL and the earliest date covered by this report) since both companies had been under common majority ownership and management, and carried out complimentary business activities since the date of incorporation.

       The historical shareholders' equity accounts of the Company as of December 31, 1999 has been retroactively restated to reflect the issuance of 27,333,333 shares of common stock of par value $0.0001 each in connection with the acquisition.

       The unaudited financial statements for the period from January 1, 1999 to August 31, 1999 are presented for comparative purposes only.


3.     SUBSIDIARIES

       Details of the Company's subsidiaries (which together with the Company are collectively referred to as "the Group") as of August 31, 2000 were as follows:

                                                        Percentage of
                                                         of equity
                                          Place of        interest
    Name                               incorporation        Held          Principal activities
    -------------------------------    -------------    -------------   -------------------------
    Supply Chain Services Limited      Hong Kong        100%            Provision of supply chain
                                                                         Management services

    Leader Industrial Group Limited    Hong Kong        100%            Toy trading

4.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       BASIS OF CONSOLIDATION

       The consolidated financial statements include the accounts of the Company and its subsidiaries. All material intercompany transactions and balances within the Group have been eliminated on consolidation.


       INVENTORIES

       Inventories are stated at the lower of cost, on a first-in first-out basis, and market value.


       FURNITURE, FIXTURES, EQUIPMENT AND CAPITAL LEASES

       Furniture, fixtures, equipment and capital leases are recorded at cost. Gains or losses on disposals are reflected in current operations. Depreciation for financial reporting purposes is provided using the straight-line method over the estimated useful lives of the assets from three to five years. All ordinary repair and maintenance costs are expensed as incurred.


       DEFERRED EXPENSES

       Advertising subsidies granted to customers for the promotion of the Group's products are capitalized as deferred expenses and are amortized on the straight-line method by reference to the period over which the related products are expected to be marketed but not exceeding three years.


       REVENUE RECOGNITION

       Sales are recognized upon delivery of goods and passage of title to customers.

       Deposits or advanced payments from customers prior to delivery of goods and passage of title of goods are recorded as deposits from customers.

       Service income is recognized when the related services are rendered.


       INCOME TAXES

       The Group accounts for income tax under the provisions of Statement of Financial Accounting Standards No. 109, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Deferred income taxes are provided using the liability method. Under the liability method, deferred income taxes are recognized for all significant temporary differences between the tax and financial statement bases of assets and liabilities.

       OPERATING LEASES

       Operating leases represent those leases under which substantially all the risks and rewards of ownership of the leased assets remain with the lessors. Rental payments under operating leases are charged to expense on the straight-line basis over the period of the relevant leases.


       FOREIGN CURRENCY TRANSLATION

       Transactions in foreign currencies are recorded at the applicable exchange rates ruling at the transaction dates. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the applicable exchange rates ruing at that date. Exchange differences are included in the results of operations.

       The translation of the financial statements of subsidiaries into United States dollars is performed for balance sheet accounts using the closing exchange rate in effect at the balance sheet dates and for revenue and expense accounts using an average exchange rate during each reporting period. The gains or losses resulting from translation are included in shareholders' equity separately as cumulative translation adjustments.


       EARNINGS (LOSS) PER COMMON SHARE

       Earning (Loss) per common share is computed in accordance with Statement of Financial Accounting Standards No.128 by dividing net income (loss) for each year/period by the weighted average number of shares of common stock outstanding during the years/periods, as if the common stock issued for the acquisition of SCSL and LIGL (see Note 1). The weighted average number of shares used to compute earnings (loss) per common share is 33,333,333 for each year/period.


       USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.


5.     DEPOSITS

                                            At            At              At             At
                                        12.31.1998    12.31.1999      8.31.1999       8.31.2000
                                        ----------    ----------     -----------      ---------
                                                                     (unaudited)
                                                 $             $               $              $
       Deposits comprised:

       Deposits to suppliers                    --           304         206,600         23,139
       Rental and utility deposits              --         6,943           6,943          6,943
                                        ----------    ----------     -----------      ---------

                                        ----------    ----------     -----------      ---------
                                                --         7,247         213,543         30,082
                                        ==========    ==========     ===========      =========


6.     INVENTORIES

                                            At            At              At             At
                                        12.31.1998    12.31.1999      8.31.1999       8.31.2000
                                        ----------    ----------     -----------      ---------
                                                                     (unaudited)
                                                 $             $               $              $
       Inventories comprised:

       Finished goods                           --            --          53,191             --
                                        ==========    ==========     ===========      =========


7.     FURNITURE, FIXTURES, EQUIPMENT AND CAPITAL LEASE

       Furniture, fixtures, equipment and capital lease comprised:

                                            At            At              At             At
                                        12.31.1998    12.31.1999      8.31.1999       8.31.2000
                                        ----------    ----------     -----------      ---------
                                                                     (unaudited)
                                                 $             $               $              $
       Furniture, fixtures and
        equipment:
       Furniture and fixtures                   --         1,885           1,593          2,662
       Office equipment                      2,323        14,023          10,680         14,624
       Leasehold improvements                   --         4,104           2,601          4,104

       Capital lease:
       Motor vehicle                        18,046        73,935          18,046         73,935
                                        ----------    ----------     -----------      ---------
       Total cost                           20,369        93,947          32,920         95,325

       Less: Accumulated depreciation
         Furniture, fixtures and
          equipment                           (348)       (4,351)         (1,704)        (7,203)
         Capital lease                      (4,512)      (24,645)         (8,522)       (41,075)
                                        ----------    ----------     -----------      ---------
       Furniture, fixtures, equipment
        and Capital lease, net              15,509        64,951          22,694         47,047
                                        ==========    ==========     ===========      =========


8.     DEFERRED EXPENSES

                                            At            At              At             At
                                        12.31.1998    12.31.1999      8.31.1999       8.31.2000
                                        ----------    ----------     -----------      ---------
                                                                     (unaudited)
                                                 $             $               $              $
       Advertising subsidies, cost          38,000        90,250          90,250        114,250

       Less: Accumulated amortization       (9,500)      (30,875)        (20,847)       (52,264)
                                        ----------    ----------     -----------      ---------
       Deferred expenses, net               28,500        59,375          69,403         61,986
                                        ==========    ==========     ===========      =========


9.     CAPITAL LEASE OBLIGATIONS

       Future minimum lease payments under capital lease, together with the present value of the minimum lease payments, are as follows:

                                            At            At              At             At
                                        12.31.1998    12.31.1999      8.31.1999       8.31.2000
                                        ----------    ----------     -----------      ---------
                                                                     (unaudited)
                                                 $             $               $              $
       Payable:
       Within one year                       6,039        20,000           6,039         20,000
       In the second year                    6,039        20,000           4,026         20,000
       In the third to fourth  years,
        inclusive                            2,013        40,002              --         26,668
                                        ----------    ----------     -----------      ---------
                                            14,091        80,002          10,065         66,668
       Less: Imputed interest               (2,888)      (15,486)         (2,063)       (12,905)
                                        ==========    ==========     ===========      =========

       Present value of minimum
        lease payments                      11,203        64,516           8,002         53,763
       Less: Current portion                (4,801)      (16,129)         (4,801)       (16,129)
                                        ----------    ----------     -----------      ---------
       Non-current portion                   6,402        48,387           3,201         37,634
                                        ==========    ==========     ===========      =========


10.    INCOME TAXES

       The Company and its subsidiaries are subject to income taxes on an equity basis on income arising in or derived from the tax jurisdiction in which they operate. The Company has not yet commenced any business operations up to August 31, 2000 and is therefore not subject to any income taxes. The Hong Kong subsidiaries are subject to Hong Kong profits tax at a rate of 16%.

       Income tax credit (charge) comprised:

                                                                           8 months ended 8.31.
                                                                         --------------------------
                                     From 9.10.1997    From 1.1.1999
                                           to               to
                                       12.31.1998       12.31.1999          1999            2000
                                     --------------    -------------     -----------     ----------
                                                                         (unaudited)
                                                  $                $               $              $
       Hong Kong profits tax:

       Current                                   --          (13,122)         (1,139)            --
       Deferred                              (4,777)          (4,207)         (2,191)        20,733
                                     --------------    -------------     -----------     ----------
                                             (4,777)         (17,329)         (3,330)        20,733
                                     ==============    =============     ===========     ==========

       Components of deferred tax assets (liabilities) are as follows:

                                            At            At              At             At
                                        12.31.1998    12.31.1999      8.31.1999       8.31.2000
                                        ----------    ----------     -----------      ---------
                                                                     (unaudited)
                                                 $             $               $              $
       Cumulative tax losses                   781         2,234           6,268         23,345
       Accumulated differences between
        taxation allowances and
        depreciation/amortization
        expenses of:
         Furniture, fixtures and
          equipment                           (998)       (1,718)         (2,132)        (1,678)
         Deferred expenses                  (4,560)       (9,500)        (11,104)        (9,918)
                                        ----------    ----------     -----------      ---------
                                            (4,777)       (8,984)         (6,968)        11,749
                                        ==========    ==========     ===========      =========

       The tax loss carry forwards have no expiration date.


11.    SHARE CAPITAL

       PREFERRED STOCK

       The Company is authorized to issue 20,000,000 shares of preferred stock with a par value of $0.0001 each, with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.


       COMMON STOCK

       The Company is authorized to issue 120,000,000 shares of common stock with a par value of $0.0001 each. During the period from March 29, 1999 (date of incorporation) to September 3, 2000, the Company had 6,000,000 shares of issued and outstanding common stock. On September 4, 2000, the Company issued 27,333,333 shares of common stock of par value $0.0001 each to the SCSL shareholders and a designee of one of the SCSL shareholders in connection with its acquisition of SCSL as described in Notes 1 and 2 to the accompanying financial statements.


12.    OPERATING LEASE COMMITMENTS

       The Group has an operating lease agreement for office premises which extends through May 2001.

       Future minimum rental payments under the non-cancellable operating lease are as follows:

                                            At            At              At             At
                                        12.31.1998    12.31.1999      8.31.1999       8.31.2000
                                        ----------    ----------     -----------      ---------
                                                                     (unaudited)
                                                 $             $               $              $
       Payable:
       Within one year                          --        35,226          35,226         17,613
       In the second year                       --         5,871          17,613             --
                                        ----------    ----------     -----------      ---------
                                                --        41,097          52,839         17,613
                                        ==========    ==========     ===========      =========


13.    RELATED PARTY TRANSACTIONS

       Details of the amount due to a shareholder of the Company are as follows:

                                            At            At              At             At
                                        12.31.1998    12.31.1999      8.31.1999       8.31.2000
                                        ----------    ----------     -----------      ---------
                                                                     (unaudited)
                                                 $             $               $              $
       Gi-Tech Developments Limited         27,247       $20,143          48,822        $66,503
                                        ==========    ==========     ===========      =========

       The amount due is unsecured, non-interest bearing and without pre-determined repayment terms.


14.    SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

       Cash paid for interest and income taxes comprised:

                                                                            8 months ended 8.31.
                                                                         --------------------------
                                     From 9.10.1997    From 1.1.1999
                                           to               to
                                       12.31.1998       12.31.1999          1999            2000
                                     --------------    -------------     -----------     ----------
                                                                         (unaudited)
                                                  $                $               $              $
       Interest                               2,463            2,512             850         $2,581
                                     ==============    =============     ===========     ==========
       Income taxes                              --               --              --             --
                                     ==============    =============     ===========     ==========

       Supplemental disclosure of investing activities:

       During the period ended December 31, 1998 and year ended December 31, 1999, the Group entered into capital lease arrangements to purchase a motor vehicle with a capital value of $18,046 and $64,516 respectively.


15.    OTHER SUPPLEMENTAL INFORMATION

       The following items were included in the consolidated statements of operations:

                                                                            8 months ended 8.31.
                                                                         --------------------------
                                     From 9.10.1997    From 1.1.1999
                                           to               to
                                       12.31.1998       12.31.1999          1999            2000
                                     --------------    -------------     -----------     ----------
                                                                         (unaudited)
                                                  $                $               $              $
       Amortization of deferred
        expenses                              9,500           21,375          11,347        $21,389
       Depreciation of furniture,
        fixture and equipment
         -- owned assets                        348            4,003           1,356          2,852
         -- assets held under
             capital lease                    4,512           29,657           4,010         16,430
       Interest expenses for
        capital lease obligations             2,155            2,512             825          2,581
       Operating lease rentals for
        premises, net of sub-rental
        income                                   --            7,812           1,941         91,000
       Loss on sale of motor vehicle             --            2,328              --             --
       Net foreign exchange loss
        (gain)                                  197            4,077             (37)        (1,262)
       Repairs and maintenance                3,835              188             175            310


16.    SEGMENTAL ANALYSIS

       MAJOR CUSTOMERS

       Details of individual customers accounting for more than 5% of the Group's sales and services are as follows:

                                                                            8 months ended 8.31.
                                                                         --------------------------
                                     From 9.10.1997    From 1.1.1999
                                           to               to
                                       12.31.1998        12.31.1999         1999            2000
                                     --------------    -------------     -----------     ----------
                                                                         (unaudited)

       Sears, Reebuck & Co.                    96.2%            13.2%           30.0%          23.9%
       Rumpus Corporation                        --             77.5%           56.8%          44.4%
       Plymonth Trading Co. Inc.                 --               --             8.6%            --
       Sports Manufacturers
        International Inc.                       --               --              --            9.5%
       North America Bear Co. Inc.               --               --              --            6.7%


       MAJOR SUPPLIERS

       Details of individual suppliers accounting for more than 5% of the Group's purchases and services are as follows:

                                                                            8 months ended 8.31.
                                                                         --------------------------
                                     From 9.10.1997    From 1.1.1999
                                           to               to
                                       12.31.1998        12.31.1999         1999            2000
                                     --------------    -------------     -----------     ----------
                                                                         (unaudited)
       Pelagie Industrial Ltd                  52.4%            64.3%           57.6%          61.2%
       Bondrich Development Ltd                21.2%            22.9%             --             --
       Mutual Fit Company Limited                --             10.6%           32.2%            --
       Maxim Company (Taiwan) Ltd                --               --             6.3%            --
       Play Vogue Industrial Co.
        Ltd                                    21.9%              --              --             --
       Winch Printers Ltd                        --               --              --           15.3%
       Winfaith Shipping Ltd                     --               --              --           11.3%
       Zui Fat Industrial Ltd                    --               --              --            7.7%